Annual Shareholders Meeting Company Update 14 July 2011 Exhibit 99.2

Forward Looking Statement
Statements made in this presentation may be forward-looking statements within the meaning of Federal Securities laws that are subject to certain risks and uncertainties and involve factors that may cause actual results to differ materially from those projected or suggested. Factors that could cause actual results to differ materially from those in forward-looking statements include, but are not limited to: (i) the ability of Marina Biotech to obtain additional funding; (ii) the ability of Marina Biotech to attract and/or maintain manufacturing, research, development and commercialization partners; (iii) the ability of
Marina Biotech and/or a partner to successfully complete product research and development, including preclinical and clinical studies and commercialization; (iv) the ability of Marina Biotech and/or a partner to obtain required governmental approvals; and (v) the ability of Marina Biotech and/or a partner to develop and commercialize products that can compete favorably with those of competitors. Additional factors that could cause actual results to differ materially from those projected or suggested in any forward-looking statements are contained in Marina Biotech’s most recent periodic reports on Form 10-K and Form 10-Q which are filed with the Securities and Exchange Commission. Marina
Biotech assumes no obligation to update and supplement forward-looking statements because of subsequent events.

Broad Nucleic Acid-Based Platform
Provides a Superior Drug Discovery Engine
Appropriate therapeutic approach to targets not typically suited to small molecule or monoclonal antibody therapeutics
Capitalizes on distinct endogenous intracellular processes for protein down-regulation
Allows for a scientific and risk adjusted pursuit of a specific nucleic acid-
based therapeutic modality
Established regulatory path through FDA and EMA
Multiple nucleic acid-based therapeutics are in clinical development
Two such therapeutics have been approved

Pfizer and Nucleic Acid-based Therapeutics
Tacere
shRNA
(TT-033):  Three separate, expressed RNAi elements targeting the conserved regions of the Hepatitis C virus entrapped in an AAV protein coat
$145 MM deal (upfront and milestone payments have been made through Feb
2010)
Quark
siRNA
(PF-04523655):  Chemically-modified, unformulated siRNA compound targeting proprietary target, RTP-801, for the treatment of wet age-related macular degeneration (wet-AMD) and diabetic macular edema (DME)
Terms not disclosed but Pfizer upped milestone payments in March 2011 to support extended Phase II trials
Santaris
: LNA chemistry for single-stranded RNA-targeted therapies
$17 MM upfront (included $10 MM in equity) in 2010; $14 MM in 2011 and up to $600 MM in downstream milestones
ssRNA

Nucleic Acid Therapeutic “Toolbox”
Constructs
Dicer length siRNA
RISC length siRNA
microRNA mimetics
microRNA antagonists
miniRNAs
Single-stranded RNA/DNA

Chemistries
UNA – Non-nucleotide acyclic
monomers – greater flexibility
CRN – nucleotide analogs with a
linker connecting the C2’ and C4’
Delivery
DiLA
2
– Combinations of amino acid head-groups, spacers, and
alkyl chains (tails)
SMARTICLES – Combinations of anionic and cationic lipids
E. Coli – Non-pathogenic bacteria engineered to produce, deliver and release interfering RNA mediators (shRNA) to targeted tissue
Conjugation – Peptides, etc. (phage display library)

Critical Needs for a Broad Nucleic Acid-
Based Therapeutics Discovery Engine
Multiple chemistries to construct single and double-stranded oligonucleotides with suitable affinity, stability and minimization of off-
target activity
Unlocked Nucleotide Analogs (UNA)
Conformationally Restricted Nucleotides (CRN)
With multiple delivery approaches
Multiple carriers ranging from saline to bacteria to liposomal
(DiLA
2
/SMARTICLES
®
)
Multiple routes of administration (oral, local and systemic)
Leading to multiple nucleic acid-based therapeutic approaches
Double-stranded RNAi-based therapeutics
Single-stranded oligonucleotide therapeutics
MicroRNA-based therapeutics

RNAi
RDNA+
/chi
Marina Biotech’s Nucleic Acid-based
Therapeutic Platform

“undruggable target”
for a specific
indication
ssRNA/DNA dsRNA antagomir mimetic
CRN/RNA
+ delivery
CRN/RNA
UNA/CRN
+ delivery
CRN/RNA
+ delivery
CRN/RNA
Plasmid +
bacteria
UNA +
delivery
Molecular Target
Local/Systemic
Oral
mRNA
microRNA
tk
tau
muRNA/muRNA+
RNAi
RDNA RNA
RNA+
chi

/mu
mu
Selection of a Nucleic Acid-based
Therapeutic Approach
Target, indication and patient phenotype determine the most appropriate combination of technologies and thus the specific nucleic acid-based modality(ies) to pursue in preclinical proof-of-concept
Determine target and intended biology
Specific mRNA(s) to down-regulate a specific protein(s)
microRNA to up-/down-regulate multiple mRNAs/proteins
For down-regulation, use a mimetic
For up-regulation, use an antagomir
Select delivery approach based on construct and site (tissue/organ)
tkRNAi
tauRNAi
DNA+ – delivery of ssDNA/RNA
A
When appropriate, multiple technologies can be evaluated to determine the best approach

– delivery of shRNA to mucosal epithelium RNAi
– delivery of dsRNA in a liposomal formulation RNAi
RDNA
RNA+ – delivery of ssDNA/RNA or dsRNA RNA
/mu
RDNA+ – delivery of ssDNA/RNA chi
/chi
mu

transKingdom RNAi Platform

“undruggable target”
for a specific
indication
Molecular Target
mRNA
(protein)
ssDNA/RNA dsRNA antagomir mimetic
microRNA
CRN-RNA
+ delivery
CRN-RNA
UNA/CRN
+ delivery
CRN-RNA
+ delivery
CRN/RNA
Plasmid +
bacteria
UNA +
delivery
Local/Systemic
Oral
tk
RNAi

About transKingdom
RNA interference (tkRNAi™)

Non-pathogenic bacteria engineered to produce, deliver and release interfering RNA mediators (shRNA) to targeted tissue
Efficient delivery to the epithelium of the gastrointestinal tract via oral administration
Safe and well tolerated daily dosing of up to 10
11
cfu (colony forming
units) in non-human primates for 9 months
Phase 1b/2a clinical trial to treat Familial Adenomatous Polyposis
(FAP) – a genetic pre-cancerous polyposis disease with orphan drug status
Exclusive worldwide license from Beth Israel Deaconess Medical
Center/Harvard

β

β

Familial adenomatous polyposis
Colon

MARINA BIOTECH

Familial Adenomatous Polyposis (FAP)
Rare hereditary disease
Mutation in Adenomatous Polyposis Coli (APC) gene
Causes dysregulation and accumulation of -catenin
Results in numerous colon polyps appearing in early
adolescence with potential for rapid disease progression
Clinical drug product, CEQ508, targets -catenin oncogene
Unmet medical need
~80,000 worldwide (orphan status)
Near 100% risk of colon cancer if untreated
Treatment options:
Surgical intervention (colectomy) is the only available treatment to prevent colon cancer progression
No generally accepted pharmaceutical approach is available
U.S. FAP Market Potential: >$100 MM
Opportunities to expand into sporadic CRC, other polyposis syndromes and other
GI cancers
Potential for 4Q2014 launch and first RNAi drug to market

Actual and Potential Clinical, Regulatory
and Commercial Timelines

December 2009 – IND granted in U.S.
September 2010 – Patent grant in the EP protecting tkRNAi
December 2010 – Received FDA Orphan Drug Designation
January 2011 – Completed LTT study in Non-Human Primates
June 2011 – Completed dosing in Cohort 1
1Q2012 – Complete dose escalating phase of 1b/2a
Delayed dosing of Cohort 2 until 4Q2011
Remedying GMP-related issues not a safety issue
Informed the FDA of our decision to delay dosing
2Q2012 – Complete stable dose phase of 1b/2a
4Q2013 – Complete Pivotal Phase 2
3Q2014 – Expedited/accelerated FDA review and approval
4Q2014 – Launch – first RNAi drug to market

RNAi Platform

“undruggable target”
for a specific
indication
ssDNA/RNA dsRNA
mRNA
antagomir mimetic
microRNA
CRN/RNA
+ delivery
CRN/RNA
UNA/CRN
+ delivery
CRN/RNA
+ delivery
CRN/RNA
Plasmid +
bacteria
UNA +
delivery
Molecular Target
RNAi
tau
Local/Systemic
Oral
tau

About tauRNA interference (tauRNAi)

Combination of highly active UsiRNA constructs and liposomal delivery systems
UsiRNA – Substitution of unlocked nucleobase analogs (UNA) within
siRNA; therapeutic use proprietary to Marina Biotech
DiLA - Di-Alkylated Amino Acids for liposomal-based delivery; novel compounds proprietary to Marina Biotech
Smarticles - Lipid-based amphoteric liposomes for oligonucleotide delivery
(in Phase I Clinical Trial by ProNAi via systemic delivery)
Pairing of the UsiRNA with the most appropriate liposomal delivery system provides greater efficacy and specificity for RNAi
2

Publications on UsiRNAs and Systemic
and Local Delivery with DiLA

Mol Ther. 2011 Apr 19. (PMID:21505423)
An Amino Acid-based Amphoteric Liposomal Delivery System for Systemic Administration of
siRNA.
Adami RC, Seth S, Harvie P, Johns R, Fam R, Fosnaugh K, Zhu T, Farber K, McCutcheon M, Goodman TT, Liu Y, Chen Y, Kwang E,
Templin MV, Severson G, Brown T, Vaish N, Chen F, Charmley P, Polisky B, Houston ME Jr.
Marina Biotech, Inc., Bothell, Washington, USA.
Nucleic Acids Res. 2011 Mar 1;39(5):1823-32.
Improved specificity of gene silencing by siRNAs containing unlocked nucleobase analogs.
Vaish N, Chen F, Seth S, Fosnaugh K, Liu Y, Adami R, Brown T, Chen Y, Harvie P, Johns R, Severson G, Granger B, Charmley P,
Houston M, Templin MV, Polisky B.
Marina Biotech Inc., 3830 Monte Villa Parkway, Bothell, WA 98021, USA
Mol Ther. 2011 Mar 1. (PMID: 21364537)
RNAi-based Therapeutics Targeting Survivin and PLK1 for Treatment of Bladder Cancer.
Seth S, Matsui Y, Fosnaugh K, Liu Y, Vaish N, Adami R, Harvie P, Johns R, Severson G, Brown T, Takagi A, Bell S, Chen Y, Chen F,
Zhu T, Fam R, Maciagiewicz I, Kwang E, McCutcheon M, Farber K, Charmley P, Houston Jr ME, So A, Templin MV, Polisky B.
Discovery Research and Pharmaceutical Development, Marina Biotech Inc., Bothell, Washington, USA
2

Marina Biotech/Debiopharm:
Bladder Cancer R&D Collaboration
Exclusive agreement for the research, development and
commercialization of Marina Biotech’s pre-clinical program
in bladder cancer
First agreement to license an RNAi-based therapeutic,
delivered with a lipid- or liposomal-based formulation, to a pharma company
Debiopharm is responsible for development and
commercialization of any products
Debiopharm will pay:
All research and development costs for the program
Up to $24 million based on predefined research and development milestones
Royalties on sales of products

ssDNA/RNA Technology

“undruggable target”
for a specific
indication
ssDNA/RNA dsRNA
mRNA
antagomir mimetic
microRNA
CRN/RNA
+ delivery
CRN/RNA
UNA/CRN
+ delivery
CRN/RNA
+ delivery
CRN/RNA
Plasmid +
bacteria
UNA +
delivery
RDNA/     RDNA+
Molecular Target
Local/Systemic
Oral
chi
chi

O
-O
P
O
O-
BASE
O
OH
OH

O
-O
P
O
O-
BASE
O
OH
O

O
-O
P
O
O-
BASE
O
OH
O

Conformationally Restricted
Nucleotides (CRN)
CRNs are nucleotide analogs with a linker connecting the C2’ and C4’
carbons of ribose
CRN and LNA lock the ribose ring into a stable conformation and increase the hybridization affinity to the mRNA or microRNA target
Distinguished from LNA by a longer linker and different location of the oxygen atom
Places the oxygen in an optimal position for stability and affinity
RNA                                        CRN                LNA

CRN-Substitution Results in Less
Ribose Ring Puckering

CRNs are distinguished by a linker whose length results in less ribose ring puckering
Conformation of CRN more closely resembles that found in RNA
CRN
LNA
Puckering of the ribose
ring at the 2’ carbon

Less Ribose Ring Puckering May Result
in Lower Structural Distortion

CRN substitution within an oligo may result in lower structural distortion when hybridized to a complementary mRNA
Figure Adapted from Eichert et al.,
Nucleic Acid res. 2010 Oct 1 38(19):6729-36
RNA/CRN
Distortion of
Duplex Structure
The rigid structure imparted by multiple
LNA substitutions “stretches” the duplex
CRNs have greater flexibility by virtue of
the longer linker and would be expected
to maintain an overall structure similar to
an all-RNA structure
Therefore CRN substituted single-
stranded RNA/DNA may have promising
drug-like properties

Therapeutic Approaches Using CRN
Technology

mRNA Translational Blockers
Substitute CRN at ends of DNA-RNA hybrid compounds thus preserving
DNA in the interior and allowing interaction with RNAse H
microRNA Antagonists
Substitute CRN throughout strand to maximize hybridization affinity
Additional modifications (e.g., 2’O-methyl) can be included within the construct for increased affinity and greater nuclease stability
= CRN

Advantages of CRN Technology

Increased affinity with CRN substitution maintains structural orientation thus allowing for variable lengths
Standard 19- to 22-mers
Greater number of substitutions in 14- to 16-mers
Fully substituted 7- to 9-mers targeting microRNA seed region
Delivery can be achieved with multiple formulations
Simple formulations (e.g., saline) can be used in many situations (liver, lung, kidney, some tumors)
If appropriate, encapsulation within a liposomal formulation for systemic or local administration to certain tissues/organs

CRN-Related Therapeutic Modalities
Aptamers
Therapeutics
Diagnostics
Delivery/cell surface ligands
Exon skipping oligonucleotide
Minor/Major Groove Binders/Triplex forming oligonucleotides
Ribozymes
Splice junction inhibitors
Steric blockers
tRNA/tRNA suppressors
bridge (adapter molecule) between the mRNA and the protein
“Suppress” the phenotypic effect of a coding mutation

Other Uses for CRN technology
Primer/Probes for PCR
qRT-PCR
5’ and 3’ RACE
Single, multiplex and allele specific PCR
Capture Probes
In situ hybridization/Fluorescence in situ hybridization
SNP genotyping
Expression analysis
Monitor/identify exon skipping
Monitor/identify splice variants
Research/Diagnostics agents
Aptamers
Bacterial strain/virus identification
Single cell miRNA analysis

microRNA (miRNA) Technology
Local/Systemic
Oral
“undruggable target”
for a specific
indication
microRNA
mimetic antagomir
UNA/CRN
+ delivery
CRN-RNA
+ delivery
CRN/RNA
mRNA
dsRNA ssDNA/RNA
Plasmid +
bacteria
UNA +
delivery
CRN-RNA
+ Delivery
CRN-RNA

microRNA Mimetic Approach
Molecular Target
Local/Systemic Oral
“undruggable target”
for a specific
indication
microRNA
mimetic antagomir
UNA/CRN
+ delivery
CRN-RNA
+ delivery
CRN-RNA
mRNA
dsRNA ssDNA/RNA
Plasmid +
bacteria
UNA +
delivery
CRN-RNA
+ delivery
CRN-RNA

mu
RNA+

microRNA Mimetic using UNA & CRN

MicroRNA mimetic - dsRNA
Substitute with UNA and CRN
UNA – increase nuclease resistance and decrease cytokine induction;
inhibition of passenger strand activity
CRN – increase hybridization affinity; nuclease resistance
Additional modifications (e.g., 2’O-methyl) can be included within the construct for nuclease stability
Duplex construct – likely to require delivery for most indications
DiLA
2
-based liposomes or Smarticles (amphoteric liposomes)
= CRN
= UNA

12000
10000
8000
6000
4000
2000
0
Serum AFP (ng/mL)
0
5
11
14
Days from Initiation of Treatment

0.06
0.04
0.02
0
Tumor Weight (g)
87%
reduction
p < 0.01
Treatment Groups

MARINA BIOTECH
mirna THERAPEUTICS

Delivery of a miR-34 Mimetic in a Smarticles
Formulation Inhibits Tumor Growth
Inhibition of Liver Cancer Biomarker
Alpha Feto Protein Levels
Inhibition of Tumor Growth
Tumor Weight (g)
miR-NC
miR-34
Untreat. Cont.           miR-NC                  miR-34
Smarticles formulation provided effective delivery to orthotopic liver tumors
Significant reduction in tumor growth and liver tumor specific biomarker

Local/Systemic
Oral
Molecular Target
“undruggable target”
for a specific
indication
microRNA
mimetic antagomir
UNA/CRN
+ delivery
CRN-RNA
+ delivery
CRN/RNA
mRNA
dsRNA ssDNA/RNA
Plasmid +
bacteria
UNA +
delivery
CRN-RNA
+ delivery
CRN-RNA

mu
RNA/
mu
RNA+

microRNA Antagonist using CRN

MicroRNA antagonists (Antimir) therapeutics
Substitute CRN throughout the strand to maximize the hybridization affinity between antimir and the target microRNA
Allows for use of shorter length sequences
Additional modifications (e.g., phosphorothioate and 2’O-methyl) can be included within the construct for nuclease stability and increase affinity
Delivery formulation
Simple formulations (e.g., saline) can be used as the vehicle for and can be used as the vehicle in many situations
Encapsulation within a liposomal formulation for systemic or local administration may be required for some tissues/organs
= CRN

CRNs Increase Antimir Activity
CRN substitution increases the activity of an Antimir with >90%
inhibition of luciferase activity
No activity against a scrambled target sequence (not shown)

Dual luciferase assay; Average of triplicate; HeLa cells co-transfected with psiCHECK2-miR21plasmid
% Luciferase (Renilla) Activity Remaining
Construct
0% 20% 40% 60% 80% 100%
miR-21
Antimir-21
Unmodified
Antimir-21
(CRN)
Antimir-21
(LNA)
5 nM
25 nM
5 nM
25 nM
5 nM
25 nM
5 nM
25 nM

% Inhibition of Luciferase Activity
100
80
60
40
20
0
0.0001
0.001
0.01
0.1
1
10
100
~60x

MARINA BIOTECH

Antimir Conc. (nM)
CRN-substituted Antimir
LNA-substituted Antimir
Unmodified Antimir
CRN-substituted Antimir is highly potent, with an IC
50
of 0.2 nM
Similar potency for CRN- and LNA-substituted versions
50% Inhibition
Dual luciferase assay; HeLa cells co-transfected with psiCHECK2-miR21plasmid;
Unmodified Antimir all RNA; CRN-substituted Antimir has DNA and P=S backbone
CRNs Increase Antimir Potency

Molecular Target
Local/Systemic
Oral
“undruggable target”
for a specific
indication
microRNA
mimetic antagomir
UNA/CRN
+ delivery
CRN/RNA
+ delivery
CRN/RNA
mRNA
dsRNA ssRNA/DNA
Plasmid +
bacteria
UNA +
delivery
CRN/RNA
+ delivery
CRN/RNA
Marina Biotech’s Nucleic Acid-based
Therapeutic Platform

tk
RNAi
tau
RNAi
chi
RDNA/
chi
RDNA+
mu
RNA+
mu
RNA/

Resourcing a Broad Discovery Engine
– Funded by Marina Biotech
Includes funding CEQ508 Phase 1b/2a Trial
– Funded by outside sources
siRNA in liposomal delivery for local administration funded by Debiopharm
(Marina Biotech UsiRNA and liposomal delivery)
– Funded by Marina Biotech and outside
sources
ssDNA in liposomal delivery for systemic administration funded by ProNAi (ProNAi DNA decoy in Marina Biotech delivery)
ssRNA/DNA in saline/liposomal delivery for systemic administration funded by Marina
Biotech
– Funded by Marina Biotech and outside
sources
microRNA mimetic in liposomal delivery for systemic administration funded by
Mirna Therapeutics (Mirna mimetic in Marina Biotech delivery)
microRNA antagonists in saline for systemic administration funded by Marina
Biotech

tk
RNAi
tau
RNAi
chi
RDNA/
chi
RDNA+
mu
RNA/
mu
RNA+

2010-2011 Achievements
Initiated patient dosing in an FAP Phase 1b/2a Clinical Trial and completed dosing the first cohort
Established first ever partnership around a liposomal delivered
RNAi compound with Debiopharm for the development and
commercialization a bladder cancer therapeutic
Established use of CRNs within single-stranded oligonucleotides including microRNA antagonists
Established broadest single-company nucleic acid-based drug
discovery engine in the industry
Published three scientific manuscripts in peer-reviewed journals describing UsiRNA platform, DiLA2 delivery technology and pre-
clinical data from the bladder cancer program

Thank You 36